SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  JUNE 10, 1997



                     UNITED COMPANIES FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in Charter)



   LOUISIANA                       1-7067                     71-0430414
(State or Other                  (Commission               (IRS Employer
Jurisdiction of                  File Number)              Identification No.)
Incorporation


 4041 ESSEN LANE, BATON ROUGE, LOUISIANA                         70809
(Address of Principal Executive Offices)                       (Zip Code)


Registrants telephone number, including area code (504) 987-0000


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         12.1.     Statement of Computation of Ratio of Earnings to
                   Fixed Charges.

         12.2. Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock
                   Dividends.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED COMPANIES FINANCIAL CORPORATION
                                              (Registrant)


Date: June 11, 1997                By:   /s/ Dale E. Redman
                                         -------------------
                                         Name:   Dale E. Redman
                                         Title:  Executive Vice
                                                 President & Chief
                                                 Financial Officer

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit Number             Description                           Numbered Page


   12.1              Statement of Computation of Ratio
                     of Earnings to Fixed Charges.

   12.2              Statement of Computation of Ratio
                     of Earnings to Combined Fixed
                     Charges and Preferred Stock
                     Dividends.